UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2026

Hillman Solutions Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39609	85-2096734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1280 Kemper Meadow Drive
Cincinnati, Ohio 45240
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (513) 851-4900
Former name or former address

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLMN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Hillman Solutions Corp. (the “Company”) was held on June 4, 2026 via live webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered and voted on the matters set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2026. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

Proposal 1 - Elect six directors, each for a term that expires in 2027.

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jon Michael Adinolfi	163,802,403	1,668,331	6,565	12,473,582
Douglas J. Cahill	159,870,517	5,600,220	6,562	12,473,582
Diane C. Honda	164,485,247	984,184	7,868	12,473,582
Aaron P. Jagdfeld	160,690,117	4,779,563	7,619	12,473,582
David A. Owens	162,298,960	3,170,471	7,868	12,473,582
Philip K. Woodlief	163,163,743	2,305,656	7,900	12,473,582

Based on the voting results set forth above, Mr. Adinolfi, Mr. Cahill, Ms. Honda, Mr. Jagdfeld, Mr. Owens, and Mr. Woodlief were each duly elected as directors with terms expiring at the 2027 Annual Meeting of Stockholders.

Proposal 2 - Approve, by non-binding vote, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
163,017,600	2,441,998	17,701	12,473,582

Based on the voting results set forth above, the fiscal 2025 compensation of the Company’s named executive officers was approved on an advisory basis.

Proposal 3 - Ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
177,927,372	17,687	5,822	—

Based on the voting results set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2026 was duly ratified.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 5, 2026	Hillman Solutions Corp.

	By:	/s/ Robert O. Kraft
	Name:	Robert O. Kraft
	Title:	Chief Financial Officer